Acquisition of Temple Inland Acquisition of Temple Inland September 2011 September 2011 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
All statements included or incorporated by reference in these slides other than statements or characterizations of historical fact, are forward-looking statements. These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to: (i) the receipt of Temple-Inland shareholder and regulatory approvals for the transaction and the successful fulfillment or waiver of all other closing conditions without unexpected delays or conditions; (ii) The failure to realize synergies and cost savings from the transaction or delay in realization thereof; (iii)  increases in interest rates; (iv) industry conditions, including but not limited to changes in the cost or availability of raw materials, energy and transportation costs, competition we face, cyclicality and changes in consumer preferences, demand and pricing for our products; (v) global economic conditions and political changes, including but not limited to the impairment of financial institutions, changes in currency exchange rates, credit ratings issued by recognized credit rating organizations, the amount of our future pension funding obligation, changes in tax laws and pension and health care costs; (vi) unanticipated expenditures related to the cost of compliance with existing and new environmental and other governmental regulations and to actual or potential litigation; and
(vii) whether we experience a material disruption at one of our manufacturing facilities and risks inherent in conducting business through a joint venture. We undertake no obligation to publicly update any statements or information relating to these slides or the offer described above, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's SEC filings.

Additional Information
In connection with the proposed merger, Temple-Inland will file a proxy statement with the
Securities and Exchange Commission (the “SEC”). Investors and security holders are advised to read the proxy statement when it becomes available because it will contain important information about the merger and the parties to the merger. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Temple-Inland at the SEC website at
http://www.sec.gov.
The proxy
statement and other documents also may be obtained (after it has been filed with the SEC) for free from International Paper by directing such request to International Paper, Investor
Relations, telephone (800) 678-8715.
CERTAIN INFORMATION REGARDING PARTICIPANTS
International Paper and certain of its respective directors and executive officers may be deemed to be participants in the proposed transaction under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of International Paper's directors and executive officers in the International Paper's Annual Report on Form 10--K for the
year ended December 31, 2010 which was filed with the SEC on February 25, 2011, and its proxy statement for the 2011 Annual Meeting, which was filed with the SEC on April 8, 2011.
Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Temple-Inland intends to file with the SEC. These documents can be obtained free of charge from the sources indicated
above.

Statements Relating to Non-GAAP
Financial Measures
Statements Relating to Non-GAAP
Financial Measures
During the course of this presentation, certain
non-U.S. GAAP financial information will be
presented.
A reconciliation of those numbers to U.S. GAAP
financial measures is available on the
company’s website at internationalpaper.com
under Investors.

Transaction Overview
Transaction Overview
International Paper has agreed to acquire Temple-
Inland, the third-largest North American corrugated
packaging manufacturer
Purchase price of $32.00/share
Total purchase consideration of $4.3 Billion,
including Temple-Inland net debt of $600 Million as
of 12/31/11

Consistent with IP’s focus on paper & packaging and
achieving and sustaining cost of capital returns
Makes a good N.A. corrugated packaging business
an excellent one
-
Compelling strategic and industrial logic
- Shared focus on low-cost mills; complementary converting
systems; high level of box integration
- Powerful cash flow engine
Significant synergy savings
Accretive year one, highly accretive over time
IP is a proven outstanding operator with
demonstrated track record of success integrating
acquisitions
Compelling Strategic Acquisition
Compelling Strategic Acquisition

2011 Sales (1) of $4.0 Billion
2011 EBITDA (1) of $446 Million
4 Million Tons of
Containerboard Capacity
7 Containerboard Mills
59 Box Plants
14 Building Products Plants
2010 Segment Assets
Temple-Inland at a Glance
Predominately a Corrugated Packaging Company
Temple-Inland at a Glance
Predominately a Corrugated Packaging Company
(1)
I/B/E/S First Call FY11 filtered mean(s) as of 9/2/2011
Corrugated
82%
Building
Products
18%

Transaction Highlights
Transaction Highlights
Consideration
$32.00 per TIN share, all cash
Synergies
$300 Million of annual run-rate synergies, to be achieved
within 24 months of close
Timing
Expected close in the first calendar quarter of 2012,
subject to shareholder vote and regulatory and other
customary approvals
Financing
Committed financing from a UBS-led bank syndicate

Purchase Price Overview
Purchase Price Overview
Purchase Price
$4.3B
EBITDA
(1)
Multiple
7.4x
Synergies at Full Run Rate
$300M
EBITDA
(1)
Multiple
(with Synergies)
4.9x
(1)
I/B/E/S First Call FY12 filtered mean as of 9/2/2011

10 Financing Overview Financing Overview Financing Cash $1.5B Debt Rollover ~ $0.6B New Debt ~ $2.2B • Committed financing • Rapid repayment of debt • Debt / EBITDA ~3.0x

Strengthening International Paper
Combination Strongly Cash Accretive
Strengthening International Paper
Combination Strongly Cash Accretive
IP FY11
(1)
TIN FY11
(1)
IP + TIN
w/Run Rate
Synergies
Sales
($ Billion)
$26.6 $4.0 $30.6
EBITDA
($ Billion)
$3.75 $0.45 $4.50
(3)
EBITDA
Margin
14.1% 11.3% 14.7%
(3)
Free Cash Flow
(2)
($ Billion)
$1.90 $0.18 $2.25
(3)
(1)
I/B/E/S First Call FY11 as of 9/2/2011 (excludes special items)
(2)
FCF = Total Funds From Ops – CapEx (First Call FCF modified to exclude impact of dividends to be consistent with IP historical reporting) ;  IP+TIN FCF reduced by incremental interest expense, net of taxes
(3)
Includes $300 Million in run rate synergies, FCF synergies are net of taxes

Strategic Rationale
Strengthening Our Packaging Business
Strategic Rationale
Strengthening Our Packaging Business
IP North
American
Industrial
Packaging
(1)
TIN
Packaging
Business
(1)
Run Rate
Synergies
IP NA PKG
+ TIN
w/ Run Rate
Synergies
2011 Sales
($ Billion)
$8.7 $3.3 $12.0
2011 EBITDA
($ Billion)
$1.5 $.42 $0.30 $2.22
2011 EBITDA
Margin
17% 13% 19%
Capacity
(000 TPY)
10,000 4,000 14,000
(1)
1H11 actual results annualized (excluding special items)

External Environment
Timing is right
External Environment
Timing is right
U.S. Box Demand flat – feels like 0-1% GDP growth
U.S. Box Demand not expected to return to pre-
crisis levels until 2015
Global Containerboard markets are strong and
expected to continue to grow

INTERNATIONAL PAPER

BSF
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

2011 - Demand Still Recovering
2011 - Demand Still Recovering
Source: Fibre Box Association
2011 1H Run Rate
2011-2015 2.2% CAGR (RISI)
U.S. Box Shipments
373
378
390
396
405
401
380 379
380
391
391
395
390
374
345
357
357
363
374
384
390
250
275
300
325
350
375
400
425
RISI Fcst.

Significant Targeted Synergies
$300 Million Run Rate
Significant Targeted Synergies
$300 Million Run Rate
S G & A
Eliminate Duplication
IT Integration
Mills
Grade / Machine Mix Optimization
Efficiency Improvements
Supply Chain
Logistics Optimization
Purchasing Consolidation
Box Plants
System Streamlining
Customer and Segment Optimization

Acquisition Assessment
Acquisition Assessment
Creates Shareholder Value
Consistent with Strategy
Improves Core Business
Cost of Capital Returns
Significant Synergies
Greater Cash Flow Generation
Low Integration Risk
Bogalusa & Guaranty Due Diligence

17 Path Forward Path Forward Attain Regulatory Approval Obtain Temple-Inland Shareholder Approval Develop IP’s Internal Integration Plan Remain Focused on Day to Day Business Operations

Acquisition Summary
Acquisition Summary
Consistent with strategy
Financially attractive
- Accretive in year one
- Returns exceed cost of capital
Strengthens IP’s portfolio
Makes a good Industrial Packaging business an
excellent one
Significant synergy opportunities
Creates shareholder value